UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

TORREYPINES THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25571	86-0883978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 623-5665

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is an amendment to the Current Report on Form 8-K that we filed on October 10, 2006 to report under Items 1.01, 2.01, 3.03, 4.01, 5.01, 5.02, 5.03, 7.01 and 9.01 the completion of the business combination of Axonyx Inc. (“Axonyx”) with TorreyPines Therapeutics, Inc. (“TPTX”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization among Axonyx, Autobahn Acquisition, Inc., a wholly owned subsidiary of Axonyx, and TPTX, dated as of June 7, 2006 pursuant to which TPTX became a wholly owned subsidiary of Axonyx (the “Merger”). As a result of the Merger, Axonyx changed its name to TorreyPines Therapeutics, Inc. (“TorreyPines”) and TPTX changed its name to TPTX, Inc.  Following the closing of the Merger, the business conducted by TorreyPines became primarily the business conducted by TPTX immediately prior to the Merger.  We are filing this amendment to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information that we are required to file under Item 9.01 of Form 8-K, as listed below, in connection with the completion of that transaction.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The audited financial statements of TorreyPines Therapeutics, Inc. (now known as TPTX, Inc.) as of December 31, 2004 and 2005 and for the three years in the period ended December 31, 2005, including the report of its independent registered public accounting firm, Ernst & Young LLP, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of TorreyPines Therapeutics, Inc. (now known as TPTX, Inc.) as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

The business combination is treated as a reverse acquisition of assets and a recapitalization for accounting purposes. Therefore, TPTX, Inc. is deemed to be the acquiring company for accounting purposes and the financial statements of that entity have become our financial statements pursuant to generally accepted accounting principles.

(b)  Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on our (i) unaudited statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 and (ii) unaudited balance sheet as of September 30, 2006, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)  Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORREYPINES THERAPEUTICS, INC.

Date: December 13, 2006
	By:	/s/ Craig Johnson
Name: Craig Johnson
Title: Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to TorreyPines Therapeutics, Inc. (now known as TPTX, Inc.). Filed herewith.

99.1

The audited financial statements of TorreyPines Therapeutics, Inc. (now known as TPTX, Inc.) as of December 31, 2004 and 2005, and for the three years in the period ending December 31, 2005, including the report of its independent registered public accounting firm, Ernst & Young LLP.  Filed herewith.

99.2	Unaudited condensed financial statements of TorreyPines Therapeutics, Inc. (now known as TPTX, Inc.) as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005. Filed herewith.

99.3

Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on TorreyPines Therapeutics, Inc. (formerly Axonyx Inc.)(i) unaudited statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 and (ii) unaudited balance sheet as of September 30, 2006. Filed herewith.